SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 31, 2003
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





            Delaware                     1-9700                 94-3025021
  (State or other jurisdiction         Commission           (I.R.S. Employer
of incorporation or organization)     File Number        Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000


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                         THE CHARLES SCHWAB CORPORATION

Item 7. Financial Statements and Exhibits

     (c) Exhibits

          99.1 Press release dated January 31, 2003.


Item 9. Regulation FD Disclosure

On January 31, 2003, The Charles Schwab Corporation issued a press release announcing the agreement to sell its British pound sterling brokerage business - Charles Schwab Europe - to Barclays PLC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


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

                         THE CHARLES SCHWAB CORPORATION

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             THE CHARLES SCHWAB CORPORATION
                                                             (Registrant)


Date:  February 3, 2003                                /s/ Christopher V. Dodds
------------------------                             --------------------------
                                                           Christopher V. Dodds
                                                   Executive Vice President and
                                                        Chief Financial Officer


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